Subsequent events	6 Months Ended
Jun. 30, 2024
Notes and other explanatory information [abstract]
Subsequent events

30.	Subsequent events

Redemption of global notes

On July 29, 2024, the Company’s wholly-owned subsidiary PGF concluded the early redemption of the 4.75% Global Notes due 2025. The total amount paid to investors was €273 million, considering the prices offered by Petrobras and excluding capitalized interest up to the date of redemption.

Distribution of remuneration to shareholders

On August 08, 2024, Petrobras’s Board of Directors approved the distribution of remuneration to shareholders in the amount of US$ 2,417, or R$ 13,574 million (US$ 0.1875 per outstanding preferred and common shares, or R$ 1.0532), based on the three-month period ended June 30, 2024, considering the application of the Shareholder Remuneration Policy formula (US$ 2,566) and the deduction of the shares repurchased by the Company during the period (US$ 149), excluding transaction costs, as presented in the following table:

	Date of approval	Date of record	Amount per common and preferred share	Amount
Interim dividends	08.08.2024	08.21.2024	0.0258	333
Interim interest on capital	08.08.2024	08.21.2024	0.0735	947
Total anticipated dividends			0.0993	1,280
Intermediate dividends by use of a portion of profit retention reserve	08.08.2024	08.21.2024	0.0882	1,137
Total distribution to shareholders			0.1875	2,417

These dividends and interest on capital will be paid in two equal installments, on November 21, 2024, and December 20, 2024. The amounts will be adjusted by the SELIC rate from the date of payment of each installment until the end of the year and will be deducted from the remuneration that will be distributed to shareholders relating to 2024.